UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

Myovant Sciences Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-37929	98-1343578
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom	Not Applicable
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: +44 207 400 3347

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.000017727 per share	MYOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 23, 2019, Myovant Sciences Ltd. (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) in London, United Kingdom. At the Annual Meeting, the shareholders considered and approved four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 25, 2019 (the “Proxy Statement”). Of the 89,622,626 common shares outstanding as of July 1, 2019, the record date for the Annual Meeting, 82,295,985 common shares, or 91.82%, were present or represented by proxy at the Annual Meeting. Set forth below is a brief description of each matter voted upon and the results with respect to each such matter.

Proposal No. 1: Terrie Curran, Mark Guinan, Myrtle Potter, Vivek Ramaswamy, Kathleen Sebelius, Lynn Seely, M.D., and Frank Torti, M.D. were elected to serve as directors for a one year term by the following votes:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Terrie Curran	77,498,086	3,495,070	35,677	1,267,152
Mark Guinan	77,509,218	3,483,838	35,777	1,267,152
Myrtle Potter	66,122,187	14,865,958	40,688	1,267,152
Vivek Ramaswamy	66,720,499	14,272,657	35,677	1,267,152
Kathleen Sebelius	77,527,881	3,465,376	35,576	1,267,152
Lynn Seely, M.D.	66,758,598	14,235,160	35,075	1,267,152
Frank Torti, M.D.	66,146,214	14,841,831	40,788	1,267,152

Proposal No. 2: The shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2020, the appointment of Ernst & Young LLP as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the Company’s fiscal year ending March 31, 2020, and the authorization of the Company’s Board of Directors, through the Audit Committee, to set the remuneration for Ernst & Young LLP as the Company’s auditor for the Company’s fiscal year ending March 31, 2020, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
82,248,410	24,906	22,669	—

Proposal No. 3: The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s definitive Proxy Statement, by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
80,796,510	196,867	35,456	1,267,152

Proposal No. 4: The shareholders recommended, on an advisory basis, to hold advisory votes to approve the compensation of the Company’s named executive officers every 1-year, by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
80,976,867	12,775	7,717	31,474	1,267,152

In light of the shareholder vote on Proposal 4, and consistent with the recommendation by the Company’s Board of Directors to the Company’s shareholders as set forth in the Proxy Statement, the Company has decided that it will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myovant Sciences Ltd.

Date: August 27, 2019	By:	/s/ Matthew Lang
Name: Matthew Lang
Title: General Counsel and Secretary